                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the inclusion in this form 8-K/A (File No. 26173) of our report dated May 17, 2000 on our audit of the financial statements of edu.com, Inc., for the years ended December 31, 1999 and 2000.

                                                         /s/ Arthur Andersen LLP

Boston, MA
June 27, 2001